                                                                        77Q1(a)

                               AMENDMENT NO. 20
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

       This Amendment No. 20 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (Invesco Growth Series) (the "Trust") amends the Amended and Restated Agreement and Declaration of
Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to remove Invesco Leaders Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 15, 2013.

                                          By:     /s/ John M. Zerr
                                                  -----------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
                        PORTFOLIOS AND CLASSES THEREOF

     PORTFOLIO                                   CLASSES OF EACH PORTFOLIO
     ---------                                   -------------------------
     Invesco Balanced-Risk Retirement Now Fund       Class A Shares
                                                     Class AX Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class CX Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class RX Shares
                                                     Class Y Shares

     Invesco Balanced-Risk Retirement 2020 Fund      Class A Shares
                                                     Class AX Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class CX Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class RX Shares
                                                     Class Y Shares

     Invesco Balanced-Risk Retirement 2030 Fund      Class A Shares
                                                     Class AX Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class CX Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class RX Shares
                                                     Class Y Shares

     Invesco Balanced-Risk Retirement 2040 Fund      Class A Shares
                                                     Class AX Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class CX Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class RX Shares
                                                     Class Y Shares

       Invesco Balanced-Risk Retirement 2050 Fund       Class A Shares
                                                        Class AX Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class CX Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class RX Shares
                                                        Class Y Shares

       Invesco Convertible Securities Fund              Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class Y Shares

       Invesco Global Low Volatility Equity Yield Fund  Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class Y Shares

       Invesco Growth Allocation Fund                   Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class S Shares
                                                        Class Y Shares

       Invesco Income Allocation Fund                   Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class Y Shares

       Invesco International Allocation Fund            Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class Y Shares

          Invesco Mid Cap Core Equity Fund      Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class R5 Shares
                                                Class R6 Shares
                                                Class Y Shares

          Invesco Moderate Allocation Fund      Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class R5 Shares
                                                Class S Shares
                                                Class Y Shares

          Invesco Conservative Allocation Fund  Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class R5 Shares
                                                Class S Shares
                                                Class Y Shares

          Invesco Small Cap Growth Fund         Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class R5 Shares
                                                Class R6 Shares
                                                Class S Shares
                                                Class Y Shares
                                                Investor Class Shares

          Invesco U.S. Mortgage Fund            Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R5 Shares
                                                Class Y Shares"

                                                               SUB-ITEM 77Q1(A)

                               AMENDMENT NO. 21
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

       This Amendment No. 21 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (Invesco Growth Series) (the "Trust") amends the Amended and Restated Agreement and Declaration of
Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to add Invesco Liquid Alternative Strategies Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of September 17, 2013.

                                          By:     /s/ John M. Zerr
                                                  -----------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
                        PORTFOLIOS AND CLASSES THEREOF

     PORTFOLIO                                   CLASSES OF EACH PORTFOLIO
     ---------                                   -------------------------
     Invesco Balanced-Risk Retirement Now Fund       Class A Shares
                                                     Class AX Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class CX Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class RX Shares
                                                     Class Y Shares

     Invesco Balanced-Risk Retirement 2020 Fund      Class A Shares
                                                     Class AX Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class CX Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class RX Shares
                                                     Class Y Shares

     Invesco Balanced-Risk Retirement 2030 Fund      Class A Shares
                                                     Class AX Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class CX Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class RX Shares
                                                     Class Y Shares

     Invesco Balanced-Risk Retirement 2040 Fund      Class A Shares
                                                     Class AX Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class CX Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class RX Shares
                                                     Class Y Shares

       Invesco Balanced-Risk Retirement 2050 Fund       Class A Shares
                                                        Class AX Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class CX Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class RX Shares
                                                        Class Y Shares

       Invesco Convertible Securities Fund              Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class Y Shares

       Invesco Global Low Volatility Equity Yield Fund  Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class Y Shares

       Invesco Growth Allocation Fund                   Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class S Shares
                                                        Class Y Shares

       Invesco Income Allocation Fund                   Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class Y Shares

       Invesco International Allocation Fund            Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class Y Shares

       Invesco Liquid Alternative Strategies Fund       Class A Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class Y Shares

          Invesco Mid Cap Core Equity Fund      Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class R5 Shares
                                                Class R6 Shares
                                                Class Y Shares

          Invesco Moderate Allocation Fund      Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class R5 Shares
                                                Class S Shares
                                                Class Y Shares

          Invesco Conservative Allocation Fund  Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class R5 Shares
                                                Class S Shares
                                                Class Y Shares

          Invesco Small Cap Growth Fund         Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class R5 Shares
                                                Class R6 Shares
                                                Class S Shares
                                                Class Y Shares
                                                Investor Class Shares

          Invesco U.S. Mortgage Fund            Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R5 Shares
                                                Class Y Shares"

                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 22
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

       This Amendment No. 22 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Growth Series (Invesco Growth Series) (the "Trust") amends the Amended and Restated Agreement and Declaration of
Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

       WHEREAS, the Trust desires to add Invesco Multi-Asset Inflation Fund;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 4, 2013.

                                          By:     /s/ John M. Zerr
                                                  -----------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)
                        PORTFOLIOS AND CLASSES THEREOF

     PORTFOLIO                                   CLASSES OF EACH PORTFOLIO
     ---------                                   -------------------------
     Invesco Balanced-Risk Retirement Now Fund       Class A Shares
                                                     Class AX Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class CX Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class RX Shares
                                                     Class Y Shares

     Invesco Balanced-Risk Retirement 2020 Fund      Class A Shares
                                                     Class AX Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class CX Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class RX Shares
                                                     Class Y Shares

     Invesco Balanced-Risk Retirement 2030 Fund      Class A Shares
                                                     Class AX Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class CX Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class RX Shares
                                                     Class Y Shares

     Invesco Balanced-Risk Retirement 2040 Fund      Class A Shares
                                                     Class AX Shares
                                                     Class B Shares
                                                     Class C Shares
                                                     Class CX Shares
                                                     Class R Shares
                                                     Class R5 Shares
                                                     Class R6 Shares
                                                     Class RX Shares
                                                     Class Y Shares

       Invesco Balanced-Risk Retirement 2050 Fund       Class A Shares
                                                        Class AX Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class CX Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class RX Shares
                                                        Class Y Shares

       Invesco Convertible Securities Fund              Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class Y Shares

       Invesco Global Low Volatility Equity Yield Fund  Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class Y Shares

       Invesco Growth Allocation Fund                   Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class S Shares
                                                        Class Y Shares

       Invesco Income Allocation Fund                   Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class Y Shares

       Invesco International Allocation Fund            Class A Shares
                                                        Class B Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class Y Shares

       Invesco Liquid Alternative Strategies Fund       Class A Shares
                                                        Class C Shares
                                                        Class R Shares
                                                        Class R5 Shares
                                                        Class R6 Shares
                                                        Class Y Shares

          Invesco Mid Cap Core Equity Fund      Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class R5 Shares
                                                Class R6 Shares
                                                Class Y Shares

          Invesco Moderate Allocation Fund      Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class R5 Shares
                                                Class S Shares
                                                Class Y Shares

          Invesco Multi-Asset Inflation Fund    Class A Shares
                                                Class C Shares
                                                Class R Shares
                                                Class R5 Shares
                                                Class R6 Shares
                                                Class Y Shares

          Invesco Conservative Allocation Fund  Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class R5 Shares
                                                Class S Shares
                                                Class Y Shares

          Invesco Small Cap Growth Fund         Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R Shares
                                                Class R5 Shares
                                                Class R6 Shares
                                                Class S Shares
                                                Class Y Shares
                                                Investor Class Shares

          Invesco U.S. Mortgage Fund            Class A Shares
                                                Class B Shares
                                                Class C Shares
                                                Class R5 Shares
                                                Class Y Shares"